UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                 March 25, 2003


                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                                   74-2584033
(Commission File Number)                (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

                         Registrant's telephone number,
                                 including area
                               code: 210-490-4788


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Item 9. REGULATION FD DISCLOSURE

See exhibits



The following exhibits are filed as part of this report:

NUMBER
DOCUMENT

99.1                           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

99.2                           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ABRAXAS PETROLEUM CORPORATION



                            By:      __/s/Chris Williford__________
                                     Chris Williford
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer


Dated:    March 25, 2003

                                                                   EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Abraxas Petroleum Corporation (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on March 25, 2003 (the "Report"), I, Robert L.G. Watson, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
         (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                      /s/ Robert L.G. Watson
                                      Robert L.G. Watson
                                      Chairman of the Board,
                                      President and Chief Executive Officer
                                      March 25, 2002

                                                                   EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Abraxas Petroleum Corporation (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on March 25, 2003 (the "Report"), I, Chris E, Williford, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
         (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ Chris E. Williford
                                      Chris E. Williford
                                      Vice President and Chief Financial Officer
                                      March 25, 2002